UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 23, 2011

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, Nebraska	68102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (402) 240-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of ConAgra Foods, Inc. (the “Company”) was held on September 23, 2011 in Omaha, Nebraska. The matters voted on and the results of the vote were as follows:

1.	Our stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Mogens C. Bay
Number of Votes For:	277,804,057
Number of Votes Withheld:	4,732,719
Broker Non-Votes:	64,809,679

Name: Stephen G. Butler
Number of Votes For:	280,466,727
Number of Votes Withheld:	2,070,049
Broker Non-Votes:	64,809,679

Name: Steven F. Goldstone
Number of Votes For:	273,709,600
Number of Votes Withheld:	8,827,176
Broker Non-Votes:	64,809,679

Name: Joie A. Gregor
Number of Votes For:	274,173,890
Number of Votes Withheld:	8,362,886
Broker Non-Votes:	64,809,679

Name: Rajive Johri
Number of Votes For:	280,282,076
Number of Votes Withheld:	2,254,700
Broker Non-Votes:	64,809,679

Name: W.G. Jurgensen
Number of Votes For:	274,330,016
Number of Votes Withheld:	8,206,760
Broker Non-Votes:	64,809,679

Name: Richard H. Lenny
Number of Votes For:	280,458,736
Number of Votes Withheld:	2,078,040
Broker Non-Votes:	64,809,679

Name: Ruth Ann Marshall
Number of Votes For:	274,324,540
Number of Votes Withheld:	8,212,236
Broker Non-Votes:	64,809,679

Name: Gary M. Rodkin
Number of Votes For:	280,441,439
Number of Votes Withheld:	2,095,337
Broker Non-Votes:	64,809,679

Name: Andrew J. Schindler
Number of Votes For:	280,378,419
Number of Votes Withheld:	2,158,357
Broker Non-Votes:	64,809,679

Name: Kenneth E. Stinson
Number of Votes For:	271,656,453
Number of Votes Withheld:	10,880,323
Broker Non-Votes:	64,809,679

2.	Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2012.

Number of Votes For:	345,421,678
Number of Votes Against:	1,084,263
Abstain:	840,514

3.	Our stockholders approved, on an advisory basis, a resolution approving our named executive officer compensation.

Number of Votes For:	245,452,613
Number of Votes Against:	35,211,647
Abstain:	1,872,516
Broker Non-Votes:	64,809,679

4.	The proposal to approve, on an advisory basis, the frequency for an advisory vote on the compensation of our named executive officers received the following votes:

One Year:	239,307,882
Two Years:	4,533,344
Three Years:	37,042,925
Abstain:	1,652,625

In accordance with the stockholders’ recommendation, the Board of Directors has determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the named executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 27, 2011